SECURITIES AND EXCHANGE COMMISSION

                        	Washington, D.C. 20549


                        	-----------------------


                                FORM 8-K

                            	CURRENT REPORT


                 	Pursuant to Section 13 or 15(d) of the

                    	Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) June 5, 1996


                            Response USA, INC.
	           	Exact name of registrant as specified in charter


        Delaware                  0-20770                 52-1441922
(State or other jurisdiction    (Commission             (IRS Employer)
   	of incorporation)	          File Number)         	Identification No.)


          11-K Princess Road, Lawrenceville, NJ           08648
        (Address of principal executive offices)    	   (Zip Code)


Registrant's telephone number,
including area code           (609) 896-4500



     (Former name or former address, if changed since last report)



Item 2.  Acquisition or Disposition of Assets.

  On June 5, 1996, Response USA, Inc.("the Company"), through its wholly-owned subsidiary, United Security Associates, Inc. ("USA"), completed the acquisition of 571 electronic security monitoring accounts and related agreements, equip-ment, and inventory of Alarm Data, Inc., a Delaware corporation ("ADI"). In consideration of the acquisition, the Company paid ADI $352,462.53 (of which $74,370.80 was held back to secure ADI's performance of the warranties, and representations as set forth in the Asset Purchase Agreement.

                                	EXHIBITS

Exhibit 1    Asset Purchase Agreement by and among Response USA,
             Inc., United Security Associates, Inc., and Alarm
             Data Inc.

Exhibit 2  		Financial Statements - (to be filed by amendment)

                                	SIGNATURES

		Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     						   RESPONSE USA, INC.
                                              ------------------
                                        							  (registrant)


Dated: June 19, 1996                     			By:/s/RICHARD M. BROOKS
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                                    						   	Richard M. Brooks,
                                     					   	President